WaFd, Inc.
Fact Sheet
June 30, 2024
($ in Thousands)

					Exhibit 99.2

	As of 12/23		As of 03/24		As of 06/24
Allowance for Credit Losses (ACL) - Total	$201,820		$225,077		$225,324
ACL - Loans	179,320		201,577		203,824
ACL - Unfunded Commitments	22,500		23,500		21,500
Total ACL as a % of Gross Loans	1.04%		1.00%		1.00%

	12/23 QTR	12/23 YTD	03/24 QTR	03/24 YTD	06/24 QTR	06/24 YTD
Loan Originations - Total	$871,446	$871,446	$825,733	$1,697,179	$972,500	$2,669,679
Multi-Family	10,408	10,408	39,802	50,210	8,523	58,733
Commercial Real Estate	63,616	63,616	81,634	145,250	57,956	203,206
Commercial & Industrial	419,046	419,046	370,476	789,522	456,351	1,245,873
Construction	150,977	150,977	136,038	287,015	124,978	411,993
Land - Acquisition & Development	12,557	12,557	11,475	24,032	6,099	30,131
Single-Family Residential	83,514	83,514	67,506	151,020	141,018	292,038
Construction - Custom	46,302	46,302	50,940	97,242	58,490	155,732
Land - Consumer Lot Loans	3,849	3,849	3,914	7,763	6,478	14,241
HELOC	40,996	40,996	31,859	72,855	46,246	119,101
Consumer	40,181	40,181	32,089	72,270	66,361	138,631

Purchased Loans (including acquisitions, both held for investment and held for sale)	$—	$—	$6,415,128	$6,415,128	$—	$6,415,128

Net Loan Fee and Discount Accretion	$4,613	$4,613	$7,127	$11,740	$14,807	$26,547

Repayments
Loans	$1,153,510	$1,153,510	$983,348	$2,136,858	$1,035,515	$3,172,373
MBS	36,437	36,437	35,927	72,364	58,582	130,946

MBS Premium Amortization (Accretion)	$(64)	$(64)	$160	$96	$561	$657

Efficiency
Operating Expenses/Average Assets	1.73%	1.73%	2.15%	1.95%	1.48%	1.77%
Efficiency Ratio (%)	58.02%	58.02%	77.74%	68.04%	56.61%	63.87%
Amortization of Intangibles	$266	$266	$1,303	$1,569	$3,197	$4,766

EOP Numbers
Shares Issued and Outstanding	64,254,700		81,405,391		81,157,173

Share repurchase information
Remaining shares authorized for repurchase	1,861,290		1,853,453		11,501,005
Shares repurchased	697,893	697,893	7,837	705,730	357,303	1,063,033
Average share repurchase price	$24.45	$24.45	$30.38	$24.52	$26.63	$25.23

WaFd, Inc.
Fact Sheet
June 30, 2024
($ in Thousands)

Tangible Common Shareholders' Book Value	As of 12/23		As of 03/24		As of 06/24
$ Amount	$1,840,901		$2,168,367		$2,206,084
Per Share	28.65		26.64		27.18

# of Employees*	2,092		2,335		2,204
*Number of employees as of 3/31/24 includes 102 LBC that were not retained
Investments
Available-for-sale:
Agency MBS	$940,763		$1,291,648		$1,351,997
Other	1,077,682		1,146,466		1,076,771
	$2,018,445		$2,438,114		$2,428,768
Held-to-maturity:
Agency MBS	$415,079		$457,882		$447,638
	$415,079		$457,882		$447,638

	As of 12/23		As of 03/24		As of 06/24
Loans Receivable by Category [1]	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$3,054,426	15.8%	$4,173,375	18.5%	$4,616,359	20.5%
Commercial Real Estate	3,351,113	17.3	3,570,790	15.8	3,781,247	16.8
Commercial & Industrial	2,371,393	12.3	2,290,452	10.1	2,394,978	10.6
Construction	2,868,207	14.7	2,631,783	11.6	2,247,530	10.0
Land - Acquisition & Development	190,732	1.0	215,831	1.0	195,796	0.9
Single-Family Residential	6,535,073	33.8	8,816,039	39.0	8,364,415	37.2
Construction - Custom	543,748	2.8	466,740	2.1	414,483	1.8
Land - Consumer Lot Loans	119,735	0.6	115,022	0.6	112,317	0.5
HELOC	243,742	1.3	243,852	1.1	255,271	1.1
Consumer	74,884	0.4	74,269	0.3	84,445	0.4
	19,353,053	100%	22,598,153	100%	22,466,841	100%
Less:
Allowance for Credit Losses (ACL)	179,320		201,577		203,824
Loans in Process	1,516,522		1,303,978		1,094,956
Net Deferred Fees, Costs and Discounts	72,589		297,339		294,142
Sub-Total	1,768,431		1,802,894		1,592,922
	$17,584,622		$20,795,259		$20,873,919

Net Loan Portfolio by Category [1]	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$3,008,665	17.1%	$4,067,739	19.6%	$4,488,124	21.5%
Commercial Real Estate	3,303,286	18.8	3,511,893	16.9	3,707,189	17.8
Commercial & Industrial	2,304,148	13.1	2,224,662	10.7	2,331,403	11.2
Construction	1,666,643	9.5	1,596,178	7.7	1,417,444	6.8
Land - Acquisition & Development	142,052	0.8	167,839	0.8	148,724	0.7
Single-Family Residential	6,466,893	36.8	8,578,862	41.3	8,146,045	39.0
Construction - Custom	261,377	1.5	221,460	1.1	188,940	0.9
Land - Consumer Lot Loans	115,572	0.7	111,043	0.5	108,927	0.4
HELOC	244,171	1.4	244,331	1.2	255,908	1.2
Consumer	71,815	0.4	71,252	0.3	81,215	0.4
	$17,584,622	100%	$20,795,259	100%	$20,873,919	100%
[1] These loan disclosures are specific to those loans held for investment and exclude loans held for sale.

WaFd, Inc.
Fact Sheet
June 30, 2024
($ in Thousands)

	As of 12/23		As of 03/24		As of 06/24
Loans by State [1]	AMOUNT	%	AMOUNT	%	AMOUNT	%
Washington	$5,476,536	30.8%	$5,770,917	27.5%	$5,771,422	27.4%
Idaho	908,006	5.1	896,501	4.3	917,733	4.4
Oregon	2,391,543	13.5	2,441,076	11.7	2,486,762	11.8
Utah	1,984,396	11.2	2,013,988	9.6	2,084,601	9.9
Nevada	772,743	4.4	781,351	3.7	776,656	3.6
Texas	2,435,784	13.7	2,466,030	11.7	2,526,689	12.0
Arizona	2,377,491	13.4	2,386,260	11.4	2,314,192	11.0
New Mexico	745,931	4.3	750,750	3.6	750,935	3.6
California	257,392	1.4	3,121,531	14.9	3,027,699	14.4
Other	414,120	2.3	368,432	1.8	421,054	2.0
Total	$17,763,942	100%	$20,996,836	100%	$21,077,743	100%

Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans: [1]
Multi-Family	$132	0.3%	$8,377	13.8%	$9,984	16.3%
Commercial Real Estate	24,283	53.7	27,022	44.4	26,408	43.1
Commercial & Industrial	4,437	9.8	4,436	7.3	2,138	3.5
Construction	—	—	—	—	1,120	1.8
Land - Acquisition & Development	—	—	112	0.2	74	0.1
Single-Family Residential	15,396	33.9	20,016	32.9	20,422	33.3
Construction - Custom	88	0.2	88	—	88	0.1
Land - Consumer Lot Loans	57	0.1	—	—	236	0.4
HELOC	603	1.3	491	0.8	758	1.2
Consumer	262	0.6	264	0.3	40	0.1
Total non-accrual loans	45,258	100%	60,806	100%	61,268	100%
Real Estate Owned	6,820		4,245		4,209
Other Property Owned	3,310		3,310		3,310
Total non-performing assets	$55,388		$68,361		$68,787

Non-accrual loans as % of total net loans	0.26%		0.29%		0.29%
Non-performing assets as % of total assets	0.24%		0.23%		0.24%

Net Charge-offs (Recoveries) by Category	12/23 QTR	CO % (a)	03/24 QTR	CO % (a)	06/24 QTR	CO % (a)
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	(2)	—	—	—	201	0.02
Commercial & Industrial	30	0.01	33	0.01	1,343	0.22
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(32)	(0.07)	(21)	(0.04)	(17)	(0.03)
Single-Family Residential	(120)	(0.01)	76	—	(105)	(0.01)
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	(9)	(0.03)	(46)	(0.16)	(2)	(0.01)
HELOC	(1)	—	(1)	—	(1)	—
Consumer	21	0.11	105	0.57	(166)	(0.79)
Total net charge-offs (recoveries)	$(113)	—%	$146	—%	$1,253	0.02%
(a) Annualized Net Charge-offs (recoveries) divided by Gross Balance
[1] These loan disclosures are specific to those loans held for investment and exclude loans held for sale.

WaFd, Inc.
Fact Sheet
June 30, 2024
($ in Thousands)

	As of 12/23			As of 03/24			As of 06/24
Deposits & Branches by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$7,881,675	49.2%	71	$8,254,930	38.7%	73	$8,302,664	39.2%	73
Idaho	921,611	5.7	22	918,143	4.3	22	922,547	4.4	22
Oregon	2,460,582	15.3	36	2,744,489	12.8	36	2,711,175	12.9	36
Utah	617,113	3.8	9	541,895	2.5	9	549,876	2.7	9
Nevada	504,217	3.1	8	513,980	2.4	8	508,648	2.4	8
Texas	566,940	3.4	5	404,120	1.9	5	371,539	1.8	5
Arizona	1,599,257	10.0	28	1,587,253	7.4	28	1,610,523	7.6	28
New Mexico	1,487,392	9.3	19	1,479,225	6.9	19	1,555,373	7.3	19
California				4,895,738	22.9	10	4,652,420	22.0	10
Total	$16,038,787	100%	198	$21,339,773	100%	210	$21,184,765	100%	210

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$2,604,281	16.2%		$2,482,010	11.6%		$2,514,310	11.9%
Interest Checking	4,084,933	25.5		4,579,413	21.5		4,481,465	21.2
Savings	777,204	4.8		771,260	3.6		733,973	3.6
Money Market	3,191,646	19.9		4,506,179	21.1		4,199,257	19.8
Time Deposits	5,380,723	33.5		9,000,911	42.2		9,255,760	43.7
Total	$16,038,787	100%		$21,339,773	100%		$21,184,765	100%

Deposits Uninsured & Non-collateralized - EOP	$4,182,289	26.1%		$5,436,402	25.5%		$5,238,217	24.7%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$2,150,962	4.00%		$1,807,709	4.16%		$2,300,304	4.37%
From 4 to 6 months	678,257	3.64%		1,880,835	4.38%		2,586,273	4.76%
From 7 to 9 months	407,869	3.42%		2,093,121	4.75%		1,953,833	4.63%
From 10 to 12 months	1,189,019	4.43%		1,966,821	4.46%		1,071,346	4.26%

Debt & Borrowings (Effective Maturity)[2]	Amount	Rate		Amount	Rate		Amount	Rate
Within 1 year	$2,975,000	4.99%		$4,447,572	5.20%		$3,036,283	5.01%
1 to 3 years	100,000	1.65%		191,507	3.12%		192,425	3.13%
3 to 5 years	—	—%		—	—%		—	—%
More than 5 years	800,000	0.58%		850,422	1.06%		850,652	1.04%
Total	$3,875,000			$5,489,501			$4,079,360

Interest Rate Risk
NPV post 200 bps shock[3]		8.8%			9.2%			8.2%
Change in NII after 200 bps shock[3]		(1.0)%			9.3%			7.2%

[2] includes FHLB and FRB borrowings, senior debt and junior subordinated debentures
[3]Assumes no balance sheet management actions taken.

WaFd, Inc.
Fact Sheet
June 30, 2024
($ in Thousands)

Historical CPR Rates[4]
Average for Quarter Ended:	SFR Mortgages	GSE MBS

6/30/2022	13.1%	20.9%
9/30/2022	8.1%	14.7%
12/31/2022	6.3%	12.6%
3/31/2023	5.8%	8.9%
6/30/2023	7.9%	11.8%
9/30/2023	7.0%	14.5%
12/31/2023	6.6%	9.7%
3/31/2024	4.8%	8.7%
6/30/2024	6.6%	12.0%

[4]The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

WaFd, Inc.
Fact Sheet
June 30, 2024
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	December 31, 2023			March 31, 2024			June 30, 2024
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable[1]	$17,533,944	$245,792	5.58%	$19,696,515	$274,341	5.60%	$23,536,530	$337,118	5.76%
Mortgage-backed securities	1,337,174	11,266	3.35	1,470,581	12,905	3.53	1,765,314	17,523	3.99
Cash & investments	1,851,301	27,354	5.88	2,020,460	28,901	5.75	2,386,434	33,693	5.68
FHLB Stock	124,019	2,434	7.81	138,452	2,679	7.78	164,018	3,608	8.85

Total interest-earning assets	20,846,438	286,846	5.47%	23,326,008	318,826	5.50%	27,852,296	391,942	5.66%
Other assets	1,535,021			1,581,368			1,851,041
Total assets	$22,381,459			$24,907,376			$29,703,337

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$13,248,450	96,671	2.90%	$15,080,002	116,164	3.10%	$18,398,704	154,359	3.37%
Borrowings, junior debentures, senior debt	3,718,207	37,938	4.06	4,323,454	44,065	4.10	5,406,585	60,397	4.49

Total interest-bearing liabilities	16,966,657	134,609	3.16%	19,403,456	160,229	3.32%	23,805,289	214,756	3.63%
Noninterest-bearing customer accounts	2,654,982			2,536,757			2,593,381
Other liabilities	312,240			328,680			357,611
Total liabilities	19,933,879			22,268,893			26,756,281
Stockholders’ equity	2,447,580			2,638,483			2,947,056
Total liabilities and equity	$22,381,459			$24,907,376			$29,703,337

Net interest income/interest rate spread		$152,237	2.32%		$158,597	2.18%		$177,186	2.03%

Net interest margin[2]			2.91%			2.73%			2.56%

[1] Includes loans held for sale
[2]Annualized net interest income divided by average interest-earning assets

WaFd, Inc.
Fact Sheet
June 30, 2024
Delinquency Summary
($ in Thousands)

TYPE OF LOANS				# OF LOANS				% based		% based
	#LOANS	AVG Size	LOANS AMORTIZED COST	30	60	90	Total	on #	$ Delinquent	on $
June 30, 2024
Multi-Family	1,951	2,313	$4,513,323	—	1	2	3	0.15%	$6,612	0.15%
Commercial Real Estate	1,302	2,878	3,746,945	—	2	2	4	0.31	589	0.02
Commercial & Industrial	1,871	1,277	2,389,236	2	—	9	11	0.59	2,138	0.09
Construction	404	3,565	1,440,152	—	1	2	3	0.74	1,120	0.08
Land - Acquisition & Development	82	1,908	156,424	—	—	2	2	2.44	74	0.05
Single-Family Residential	21,789	376	8,186,361	35	16	56	107	0.49	32,111	0.39
Construction - Custom	400	476	190,433	1	—	1	2	0.50	848	0.45
Land - Consumer Lot Loans	1,037	108	111,574	2	1	4	7	0.68	703	0.63
HELOC	4,360	59	258,833	10		5	18	0.41	2,251	0.87
Consumer	7,110	12	84,462	32	17	48	97	1.36	275	0.33
	40,306	523	$21,077,743	82	41	131	254	0.63%	$46,721	0.22%

March 31, 2024
Multi-Family	1,765	2,317	$4,089,719	12	—	2	14	0.79%	$17,644	0.43%
Commercial Real Estate	1,287	2,754	3,544,884	—	—	7	7	0.54	24,598	0.69
Commercial & Industrial	1,898	1,203	2,283,922	15	—	13	28	1.48	4,575	0.20
Construction	450	3,608	1,623,496	2	—	—	2	0.44	760	0.05
Land - Acquisition & Development	87	2,020	175,704	—	—	3	3	3.45	112	0.06
Single-Family Residential	22,392	385	8,619,916	29	17	56	102	0.46	25,761	0.30
Construction - Custom	451	495	223,377	1	—	1	2	0.44	847	0.38
Land - Consumer Lot Loans	1,076	106	114,256	4	1	1	6	0.56	307	0.27
HELOC	4,318	57	247,305	5	2	3	10	0.23	1,009	0.41
Consumer	7,497	10	74,257	15	15	135	165	2.20	435	0.59
	41,221	509	$20,996,836	83	35	221	339	0.82%	$76,048	0.36%

December 31, 2023
Multi-Family	1,147	2,635	$3,022,457	—	—	1	1	0.09%	$132	—%
Commercial Real Estate	1,205	2,765	3,332,293	2	—	5	7	0.58	25,217	0.76
Commercial & Industrial	1,953	1,211	2,364,982	11	2	7	20	1.02	7,141	0.30
Construction	476	3,562	1,695,506	—	—	—	—	—	—	—
Land - Acquisition & Development	95	1,565	148,711	—	—	—	—	—	—	—
Single-Family Residential	19,713	330	6,495,449	33	19	44	96	0.49	22,143	0.34
Construction - Custom	538	490	263,638	1	—	1	2	0.37	847	0.32
Land - Consumer Lot Loans	1,106	108	118,917	2	—	1	3	0.27	393	0.33
HELOC	4,281	58	247,145	9		7	16	0.37	1,668	0.67
Consumer	7,068	11	74,844	24	10	32	66	0.93	516	0.69
	37,582	473	$17,763,942	82	31	98	211	0.56%	$58,057	0.33%

Tables above do not include loans held for sale.